UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2025

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareowners (the “Annual Meeting”) of New Jersey Resources Corporation (“NJR”) was held on January 21, 2025. At the Annual Meeting, of the 99,769,083 shares outstanding and entitled to vote as of the record date, 85,248,976 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting were as follows:

Item 1: The Company’s shareowners elected the three directors nominated by the Board for election to the Board at the Annual Meeting. Gregory E. Aliff, Thomas C. O’Connor and Michael A. O’Sullivan have each been re-elected for a three-year term expiring in 2028, and until their respective successors are elected and have been qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Gregory E. Aliff	71,222,255	1,481,651	12,545,070
Thomas C. O’Connor	72,055,118	648,788	12,545,070
Michael A. O’Sullivan	72,277,679	426,227	12,545,070

The terms of office of the following directors continued after the Annual Meeting: Donald L. Correll, James H. DeGraffenreidt, Jr., M. Susan Hardwick, Peter C. Harvey, Jane M. Kenny, Sharon C. Taylor and Stephen D. Westhoven.

Item 2: The Company’s shareowners approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
70,530,657	1,810,201	363,048	12,545,070

Item 3: The Company’s shareowners ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
83,685,571	1,434,633	128,772	------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: January 24, 2025	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer